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                                                                    EXHIBIT 10.3



                   AMERICAN AIRCARRIERS SUPPORT, INCORPORATED

                         1998 OMNIBUS STOCK OPTION PLAN



1.       PURPOSE

         The purpose of this Plan is to promote the interest of the Corporation and its stockholders and the Corporation's success by providing a method whereby a variety of equity-based incentive and other Awards may be granted to Employees and Directors of the Corporation and its Subsidiaries and to selected Consultants.

2.       DEFINITIONS

         A. "AWARD" means any form of stock option, restricted stock, Performance Unit, Performance Share, stock appreciation right, dividend equivalent or other incentive award granted under the Plan.

         B. "AWARD NOTICE" means any written notice from the Corporation to a Participant or agreement between the Corporation and a Participant that establishes the terms applicable to an Award.

         C.      "BOARD OF DIRECTORS" means the Board of Directors of the
Corporation.

         D. "CODE" means the Internal Revenue Code of 1986, as amended. Any reference to the Code includes the regulations promulgated pursuant to the Code.

         E. "COMMITTEE" means the Compensation Committee of the Board of Directors, or such other committee designated by the Board of Directors, which is authorized to administer the Plan under Section 3 hereof. The number of persons who shall serve on the Committee shall be specified from time to time by the Board of Directors; however, in no event shall there be fewer than two members of the Committee.

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         F.      "COMMON STOCK" means Common Stock of the Corporation, $.001 par value per share.

         G. "CONSULTANT" means any individual who renders services directly to the Corporation or a Subsidiary or to the Corporation's customers as defined and designated from time to time by the Committee.

         H. "CORPORATION" means American Aircarriers Support, Incorporated, a Delaware corporation.

         I. "DIRECTOR" means a member of the Board of Directors or a member of the Board of Directors of a Subsidiary.

         J. "EMPLOYEE" means any employee of the Corporation or a Subsidiary and also includes non-employees to whom an offer of employment has been extended.

         K. "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         L. "FAIR MARKET VALUE" means, "on any given date (i) if the Common Stock is traded in the over-the-counter market and not in The Nasdaq Stock Market or on any national securities exchange, the per share closing bid prices of the Common Stock as reported by Nasdaq or an equivalent generally accepted reporting service, (ii) if the Common Stock is traded in The Nasdaq Stock Market or on a national securities exchange, the per share closing price of the Common Stock on which it is so listed, as the case may be, (iii) if trading in the Common Stock is not reported by Nasdaq, the lowest per share bid price of the Common Stock as reported in the "pink sheets" published by National Quotation Bureau, Incorporated, (iv) if no such reported price is reported for such date pursuant to (i), (ii) or (iii) above, then the bid, closing sale or bid price, respectively, on the first preceding day on which so reported, or (v) if the Common Stock is not so traded and/or reported for a 30-day period immediately preceding the date for determining Fair Market Value, the


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Committee shall, in good faith and in conformity with the requirements of
Section 422 of the Code, establish a method for determining the Fair Market Value."

         M. "PARTICIPANT" means any individual to whom an Award is granted under the Plan.

         N. "PERFORMANCE SHARE" means a Unit expressed in terms of, or valued by reference to, a share of Common Stock.

         O. "PERFORMANCE UNIT" means a Unit valued by reference to designated criteria established by the Committee, other than Common Stock.

         P. "PLAN" means this Plan, which shall be known as American Aircarriers Support, Incorporated 1998 Omnibus Stock Option Plan.

         Q. "RULE 16b-3 means Rule 16b-3 promulgated under the Exchange Act, or any successor rule.

         R. "SUBSIDIARY" means a corporation or other business entity (i) of which the Corporation directly or indirectly has an ownership interest of 50% or more, or (ii) of which it has a right to elect or appoint 50% or more of the board of directors or other governing body. A Subsidiary shall include both currently owned Subsidiaries as well as any Subsidiary hereafter acquired.

         S. "UNIT" means a bookkeeping entry used by the Corporation to record the grant of an Award until such time as the Award is paid, cancelled, forfeited or terminated.

3.       ADMINISTRATION

         A. The Plan shall be administered by the Committee. The Committee shall have the authority to:

                 (i)    construe and interpret the Plan;

                 (ii) promulgate, amend and rescind rules relating to the implementation of the Plan;

                 (iii) make all determinations necessary or advisable for the administration of the Plan, including the selection of Employees, Consultants and affiliated individuals who shall be granted Awards, the number of shares of Common Stock or Units to be subject to each Award, the Award price, if any, the





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                        vesting or duration of Awards, and the designation of
                        stock options as incentive stock options or non-qualified stock options;

                 (iv) determine the disposition of Awards in the event of a Participant's divorce or dissolution of marriage;

                 (v) determine whether Awards will be granted alone or in combination or in tandem with other Awards;

                 (vi) determine whether cash will be paid or Awards will be granted in replacement of, or as alternatives to, other grants under the Plan or any other incentive or compensation plan of the Corporation, a Subsidiary or an acquired business unit.

         B. Subject to the requirements of applicable law, the Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award, or any Award Notice; take any and all other actions it deems necessary or advisable for the proper administration of the Plan; designate persons other than members of the Committee to carry out its responsibilities; and prescribe such conditions and limitations as it may deem appropriate; except that the Committee may not delegate its authority with regard to the selection for participation of, or the granting of Awards to, persons under Section 16 of the Exchange Act. Any determination, decision, or action of the Committee in connection with the construction, interpretation, administration, or application of the Plan shall be final, conclusive and binding upon all persons validly claiming under or through persons participating in the Plan.

         C. The Committee may at any time, and from time to time amend or cancel any outstanding Award, but only with the consent of the person to whom the Award was granted. Any Award granted may be converted, modified, forfeited or canceled, prospectively or retroactively, in whole or in part, by the Committee in its sole discretion. However, no such action may impair the rights of any person to whom the Award was granted without his or her consent. The Committee may, in its sole discretion, in whole or in part, waive any restrictions or conditions applicable to, or accelerate the vesting of, any Award.





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4.       ELIGIBILITY

         A.      Any Employee is eligible to become a Participant in the Plan.

         B. Directors who are not Employees of the Corporation or a Subsidiary shall receive Awards in accordance with Section 7.

         C. Consultants who are not Directors of the Corporation shall be eligible to receive Awards in accordance with Section 8.

5.       SHARES AVAILABLE

         Subject to Section 16 of the Plan, the maximum number of shares of Common Stock issuable on exercise of options (or other Awards) granted under the Plan (including incentive stock options) shall be 350,000. Notwithstanding the foregoing sentence, the maximum number of shares of Common Stock that may be awarded under this Plan in the form of restricted stock awards pursuant to
Section 10 may be limited by the Committee. If an option or SAR expires or is terminated, surrendered or canceled without have been fully exercised, if restricted stock or Performance Shares are forfeited, or if any other grant results in any shares not being issued, the unused shares covered by any such Award shall again be available for grant under the Plan to any Participant who is not subject to Section 16 of the Exchange Act.

6.       TERM

         The Plan shall become effective on February 9, 1998. No Award shall be granted pursuant to the Plan on or after the tenth anniversary date of such date, but Awards granted prior to such tenth anniversary may extend beyond that date to the date(s) specified in the agreement(s) covering such Awards.

7.       AWARDS TO NON-EMPLOYEE DIRECTORS

         Options granted to Directors who are not Employees of the Corporation or a Subsidiary shall be subject to the following terms:





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                 (i)    The exercise price shall be not less than 85% of the
                        Fair Market Value of the underlying Shares of Common Stock on the date of the grant, payable in accordance with the alternatives stated in Section 9.B.(ii) of the Plan;

                 (ii) The term of the options shall be not more than ten (10) years;

                 (iii)  The options shall be subject to Section 14 of the Plan.

8.       AWARDS TO CONSULTANTS

         Consultants shall receive Awards in accordance with the following terms:

         A. No Awards of incentive stock options shall be made to Consultants.

         B. Awards of non-qualified stock options to such Consultants shall be subject to the following terms:

                 (i) The exercise price shall be not less than 85% of the Fair Market Value of the underlying shares of Common Stock on the date of the grant, payable in accordance with the alternatives stated in Sections 9.B(ii) and
                        (iii) of the Plan;

                 (ii) The term of the options shall be not more than ten (10) years;

                 (iii)  The options shall be subject to Section 14 of the Plan.

9.       STOCK OPTIONS

         A. Awards may be granted in the form of stock options. Stock options may be incentive stock options within the meaning of Section 422 of the Code or non-qualified stock options (i.e., stock options which are not incentive stock options).

         B. Subject to Section 9.C. relating to incentive stock options, options shall be in such form and contain such terms as the Committee deems appropriate. While the terms of options need not be identical, each option shall be subject to the following terms:

                 (i) The exercise price shall be the price set by the Committee but may not be less than 85% of the Fair Market Value of the underlying shares of Common Stock on the date of the grant.

                 (ii) The exercise price shall be paid in cash (including check, bank draft, or money order), or at the discretion of the Committee, all or part of the purchase price may be paid by delivery of the optionee's full recourse promissory note, delivery of Common Stock already owned by the Participant





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                        for at least six (6) months and valued at its Fair
                        Market Value, by the surrender of all or part of an Award (including the Award being exercised), in other property, rights and credits, deemed acceptable by the Committee, or any combination of the foregoing methods of payment. In the case of incentive stock options, the terms of payment shall be determined at the time of grant.

                 (iii) Promissory notes given as payment of the exercise price, if permitted by the Committee, shall contain such terms as set by the Committee which are not inconsistent with the following: the unpaid principal shall bear interest at a rate set from time to time by the Committee; payments of principal and interest shall be made no less frequently than annually; no part of the note shall be payable later than ten (10) years from the date of purchase of the underlying shares of Common Stock; and the optionee shall give such security as the Committee deems necessary to ensure full payment.

                 (iv) The term of an option may not be greater than ten (10) years from the date of the grant.

                 (v) Neither a person to whom an option is granted nor such person's legal representative, heir, legatee or distributee shall be deemed to be the holder of, or to have any of the rights of a holder or owner with respect to, any shares of Common Stock subject to such option unless and until such person has exercised the option.

         C. The following special terms shall apply to grants of incentive stock options:

                 (i) Subject to Section 9.C.(ii) of the Plan, the exercise price of each incentive stock option shall not be less than 100% of the Fair Market Value of the underlying shares of Common Stock on the date of the grant.

                 (ii) No incentive stock option shall be granted to any Employee who directly or indirectly owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless at the time of such grant the exercise price of the option is at least 110% of the Fair Market Value of the underlying shares of Common Stock subject to the option and such option is not exercisable after the expiration of five (5) years from the date of the grant.

                 (iii) No incentive stock option shall be granted to a person in his capacity as a Employee of a Subsidiary if the Corporation has less than a 50% ownership interest in such Subsidiary.

                 (iv) Options shall contain such other terms as may be necessary to qualify the options granted therein as incentive stock options pursuant to Section 422 of the Code, or any successor statute, including that such incentive stock options shall be granted only to Employees, that such incentive stock options





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                        are non-transferrable, and which shall conform to all
                        other requirements of the Code.

10.      RESTRICTED STOCK

         A.      Awards may be granted in the form of restricted stock.

         B. Grants of restricted stock shall be awarded in exchange for consideration in an amount determined by the Committee. The price, if any, of such restricted stock shall be paid in cash, or at the discretion of the Committee, all or part of the purchase price may be paid by delivery of the Participant's full recourse promissory note, delivery of Common Stock already owned by the Participant for at least six (6) months and valued at its Fair Market Value, or any combination of the foregoing methods of payment, provided no less than the par value of the stock is paid in cash, and the Participant has rendered no less than three (3) months prior service to the Corporation.

         C. Restricted stock awards shall be subject to such restrictions as the Committee may impose and may include, if the Committee shall so determine, restrictions on transferability and restrictions relating to continued employment.

         D. The Committee shall have the discretion to grant to a Participant receiving restricted shares all or any of the rights of a stockholder while such shares continue to be subject to restrictions.

11.      PERFORMANCE UNITS AND PERFORMANCE SHARES

         A. Awards may be granted in the form of Performance Units or Performance Shares. Awards of Performance Units and Performance Shares shall refer to a commitment by the Corporation to make a distribution to the Participant or to his beneficiary depending on (i) the attainment of the performance objective(s) and other conditions established by the Committee and
(ii) the base value of the Performance Unit or Performance Shares, respectively, as established by the Committee.





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         B.      Settlement of Performance Units and Performance Shares may be
in cash, in shares of Common Stock, or a combination thereof. The Committee may designate a method of converting Performance Units into Common Stock, including, but not limited to, a method based on the Fair Market Value of Common Stock over a series of consecutive trading days.

         C. Participants shall not be entitled to exercise any voting rights with respect to Performance Units or Performance Shares, but the Committee in its sole discretion may attach dividend equivalents to such Awards.

12.      STOCK APPRECIATION RIGHTS

         A. Awards may be granted in the form of stock appreciation rights. Stock appreciation rights may be awarded in tandem with a stock option, in addition to a stock option, or may be free-standing and unrelated to a stock option.

         B. A stock appreciation right entitles the Participant to receive from the Corporation an amount equal to the positive difference between (i) the Fair Market Value of Common Stock on the date of exercise of the stock appreciation right and (ii) the grant price or some other amount as the Committee may determine at the time of grant (but not less than the Fair Market Value of Common Stock on the date of grant).

         C. With respect to persons subject to Section 16 of the Exchange Act, a stock appreciation right may only be exercised during a period which (i) begins on the third business day following a date when the Corporation's quarterly summary statement of sales and earnings is released to the public and
(ii) ends on the 12th business day following such date. This Section 12.C shall not apply if the exercise occurs automatically on the date when a related stock option expires.

         D. Settlement of stock appreciation rights may be in cash, in shares of Common Stock, or a combination thereof, as determined by the Committee.





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13.      DEFERRAL OF AWARDS

         At the discretion of the Committee, payment of an Award, dividend equivalent, or any portion thereof may be deferred until a time established by the Committee. Deferrals shall be made in accordance with guidelines established by the Committee to ensure that such deferrals comply with applicable requirements of the Code and its regulations. Deferrals shall be initiated by the delivery of a written, irrevocable election by the participant to the Committee or its nominee. Such election shall be made prior to the date specified by the Committee. The Committee may also (A) credit interest equivalents on cash payments that are deferred and set the rates of such interest equivalents and (B) credit dividends equivalents on deferred payments denominated in the form of shares of Common Stock.

14. EXERCISE OF STOCK OPTIONS OR AWARDS UPON TERMINATION OF EMPLOYMENT OR SERVICES.

         A. Upon cessation of service as a Non-Employee Director or Consultant, for whatever reason, any and all stock options issuable to such persons for services rendered, but which have not been granted as of the date of cessation of service, for services rendered by the Non-Employee Director or Consultant since the grant date immediately preceding the date of cessation of service, shall be promptly granted and shall remain exercisable until the expiration of the term of the option. In addition, all stock options granted under Sections 7 and 8 and held by the Non-Employee Director or Consultant as of the date of cessation of service may be exercised by the Non-Employee Director, or Consultant or his/her heirs or legal representatives until the expiration of the option term. Subject to Section 22, stock options granted to other Participants under Section 9 may permit the exercise of options upon the Participant's termination of employment within the following periods, or such shorter periods as determined by the Committee at the time of grant:

                 (i) If on account of death, within twelve (12) months of such event by the person or persons to whom the Participant's rights pass by will or the laws of descent or distribution.





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                 (ii)   If on account of retirement (as defined from time to
                        time by Corporation policy), stock options may be exercised within three (3) months of such termination.

                 (iii) If on account of resignation, options may be exercised within one (1) month of such termination.

                 (iv) If for cause (as defined from time to time by Corporation policy), no unexercised option shall be exercisable to any extent after termination.

                 (v) If on account of the taking of a leave of absence for the purpose of serving the government or the country in which the principal place of employment of the Participant is located, either in a military or a civilian capacity, or for such other purpose or reason as the Committee may approve, a Participant shall not be deemed during the period of any such absence alone, to have terminated his service, except as the Committee may otherwise expressly provide.

                 (vi) If on account of disability, within one year following the disability of the Participant.

                 (vii) If for any reason other than death, retirement, resignation, cause, or disability, options may be exercised within three (3) months of such termination.

         B. An unexercised option shall be exercisable only to the extent that such option was exercisable on the date the Participant's employment or service terminated. Notwithstanding the foregoing, and except as provided in
Section 14.A. above, terms relating to the exercisability of options may be amended by the Committee before or after such termination, except in respect to options granted under Section 7.

         C. In no case may an unexercised option be exercised to any extent by anyone after expiration of its term.

         D. To the extent any Award other than stock options is exercisable by a Participant, such Award shall be exercisable only until termination (in the case of Employees only) or within the time periods specified in A(i) to A(vii) above. In the case of a non-Employee Participant, such Award will be exercisable in accordance with the terms thereof unless the Committee has required continued service to the Corporation or a Subsidiary as a condition to the exercise of an Award, in which event





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the exercise of an Award following termination of services by a non-Employee
Participant shall be as provided for by the Committee.

15.      ASSIGNABILITY

         The rights of a Participant under the Plan shall be assignable by such Participant, by operation of law or otherwise. No Participant may create a lien on any funds, securities, rights or other property to which such Participant may have an interest under the Plan, or which is held by the Corporation for the account of the Participant under the Plan.

16.      ADJUSTMENT OF SHARES AVAILABLE

         The Committee shall make appropriate and equitable adjustments in the shares of Common Stock available for future Awards and the number of shares of Common Stock covered by unexercised, unvested or unpaid Awards upon the subdivision of the outstanding shares of Common Stock; the declaration of a dividend payable in Common Stock; the declaration of a dividend payable in a form other than Common Stock in an amount that has a material effect on the price of the shares of Common Stock; the combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a lesser number of shares of Common Stock; a recapitalization; or a similar event.

17.      PAYMENT OF WITHHOLDING TAXES

         As a condition to receiving or exercising an Award, as the case may be, the Participant shall pay to the Corporation or the employer Subsidiary the amount of all applicable Federal, state, local and foreign taxes required by law to be paid or withheld relating to receipt or exercise of the Award. Alternatively, the Corporation may withhold shares of Common Stock with an aggregate Fair Market Value equal to such withholding taxes, from any Award in shares of Common Stock, to the extent the withholding is required by law. The Corporation may also accept delivery of Common Stock





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already owned by the Participant for at least six (6) months and valued at its
Fair Market Value. The Corporation also may deduct such withholding taxes from any Award paid in cash.

18.      AMENDMENTS

         The Board of Directors may amend the Plan at any time and from time to time, subject to the receipt of stockholder approval where required by Rule 16b-3, by the Code, by the Nasdaq National Market or other exchange regulations or by state corporation law. Rights and obligations under any Award granted before amendment of the Plan shall not be materially altered or impaired adversely by such amendment, except with consent of the person to whom the Award was granted.

19.      REGULATORY APPROVALS AND LISTINGS

         Notwithstanding any other provision in the Plan, the Corporation shall have no obligation to issue or deliver certificates for shares of Common Stock under the Plan prior to (A) obtaining approval from any governmental agency which the Corporation determines is necessary or advisable, (B) admission of such shares to listing on the stock exchange on which the Common Stock may be listed, and (C) completion of any registration or other qualification of such shares under any state or Federal law or ruling of any governmental body which the Corporation determines to be necessary or advisable.

20.      NO RIGHT TO CONTINUED EMPLOYMENT OR GRANTS

         Participation in the Plan shall not give any Employee any right to remain in the employ of the Corporation or any Subsidiary. Further, the adoption of this Plan shall not be deemed to give any Employee or other individual the right to be selected as a Participant or to be granted an Award.

21.      NO RIGHT, TITLE, OR INTEREST IN CORPORATION ASSETS

         No Participant shall have any rights as a stockholder of the Corporation until Participant acquires an unconditional right under an Award to have shares of Common Stock issued to such Participant. In the case of a recipient of a stock option, the unconditional right to have shares of





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Common Stock issued to such Participant shall be defined as the date upon which the Participant has exercised the stock option and tendered valid consideration to the Corporation for the exercise thereof. To the extent any person acquires a right to receive payments from the Corporation under this Plan, such rights shall be no greater than the rights of an unsecured creditor of the Corporation.

22.      SPECIAL PROVISION PERTAINING TO PERSONS SUBJECT TO SECTION 16

         Notwithstanding any other item of this Plan, the following shall apply to persons subject to Section 16 of the Exchange Act, except in the case of death or disability or unless Section 16 shall be amended to provide otherwise than as described below, in which event this Plan shall be amended to conform to Section 16, as amended:

         A. Restricted stock or other equity securities (within the meaning used in Rule 16b-3 of the Exchange Act or any successor rule) offered pursuant to this Plan must be held for at least six (6) months from the date of grant; and

         B. At least six (6) months must elapse from the date of acquisition of any stock option, Performance Unit, Performance Share, stock appreciation right or other derivative security (within the meaning used in Rule 16b-3 of the Exchange Act or any successor rule) issued pursuant to the Plan to the date of disposition of such derivative security (other than upon exercise or conversion) or its underlying equity security.

23.      INDEMNIFICATION

         In addition to such other rights of indemnification as they may have as Directors, the members of the Board of Directors or the Committee administering the Plan shall be indemnified by the Corporation against reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted thereunder, and against all





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amounts paid by them in settlement thereof (provided such settlement is approved by legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such member is liable for negligence or misconduct in the performance of his duties; provided that within 60 days after institution of any such action, suit or proceeding, the member shall in writing offer the Corporation the opportunity, at its own expense, to handle and defend the same.

24.      MERGER, REORGANIZATION, EXCHANGE OR SALE OF ASSETS

         In the event the Company enters into an agreement providing for the merger of the Company into another corporation, an exchange of shares with another corporation, the reorganization of the Company or the sale of substantially all of the Company's assets, any Awards in the form of unvested stock options shall become immediately vested and exercisable as of the date of such merger agreement, exchange agreement, reorganization or sale agreement. Upon consummation of the merger, exchange, reorganization or sale of assets, each vested stock option, Performance Unit, Performance Share and stock appreciation right shall either be assumed by the successor corporation or, if not so assumed, the successor corporation shall substitute a vested stock option, Performance Unit, Performance Share or stock appreciation right for each outstanding vested stock option, Performance Unit, Performance Share and stock appreciation right on substantially identical terms to the terms of outstanding Awards in this form.

25.      GOVERNING LAW

         The Plan shall be governed by and construed in accordance with the laws of the State of Delaware.





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